Exhibit 10.1A

AMENDMENT ONE

EXECUTIVE EMPLOYMENT AGREEMENT

(James F. House)

THIS AMENDMENT ONE (this “Amendment”) is made and entered into as of the 19th day of November, 2012, by and among UNITED SECURITY BANCSHARES, INC. (“USB”), FIRST UNITED SECURITY BANK (“FUSB”) (“USB” and “FUSB” are hereinafter collectively referred to as the “Company”) and JAMES F. HOUSE (the “Executive”).

WHEREAS, the Company and the Executive previously entered into that certain Executive Employment Agreement, effective as of November 7, 2011, attached hereto as Exhibit A (the “Agreement”); and

WHEREAS, the Company and the Executive desire to amend certain provisions of the Agreement relating to the relocation expenses incurred by the Executive in connection with his employment with the Company.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements of the parties set forth in the Agreement and this Amendment, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows, effective as of the date hereof:

1. The third sentence of Section 5(e) of the Agreement is hereby amended by deleting the content found therein and substituting in lieu thereof the following:

“The Company will also provide (or reimburse the reasonable rent of) temporary housing in Thomasville, Alabama, until the earlier of (x) the date on which the Executive has sold his principal residence in Birmingham, Alabama, or (y) the second (2nd) anniversary of the Effective Date.”

2. All other terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect.

(signature page follows)

IN WITNESS WHEREOF, the Company and the Executive have caused this Amendment to be executed as of the date first written above.

United Security Bancshares, Inc.:

By:	/s/ Hardie B. Kimbrough
Hardie B. Kimbrough
Its:	Chairman of the Board of Directors

First United Security Bank:

By:	/s/ Hardie B. Kimbrough
Hardie B. Kimbrough
Its:	Chairman of the Board of Directors

Executive:

/s/ James F. House
James F. House

EXHIBIT A

Executive Employment Agreement

(James F. House)

(incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on November 8, 2011)

A-1